MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 28, 2018 IMPORTANT SHAREHOLDER INFORMATION PLEASE VOTE PROMPTLY
VOTING IS QUICK AND EASY

Dear Shareholder:

We recently sent you proxy materials
concerning important proposals regarding
your investment, which will be considered
at the Annual Meeting of Shareholders on
September 28, 2018 at the offices of the
Fund, 550 Science Drive, Madison,
Wisconsin. This letter was sent to you
because you held shares on the record
date and we have not received your vote.

Your vote is critical to this process.
Please vote prior to the Annual Meeting
on September 28, 2018.

Thank you for your prompt attention to
this matter. If you have already voted,
we appreciate your participation.

/s/ Katherine L. Frank

Katherine L. Frank
President
Madison Covered Call & Equity Strategy Fund

Read the enclosed materials and vote by one of these four options:

Vote Online

Visit the website noted on the enclosed voting instruction form and follow the instructions

Vote by Mail

Mail your signed voting instruction form(s) in the postage-paid envelope

Vote by Phone

Call the toll-free number printed on the enclosed voting instruction form and follow the automated instructions. Available 7 days a week 24 hours a day.

Speak with a Proxy Specialist

Call 1 866-492-0860 with any questions. Specialists can assist with voting Monday-Friday from 9 a.m. – 11 p.m. ET and Saturday from noon – 6 p.m. ET.